UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No. ___________)

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☒	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

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                                                                                        J.P. Morgan Fleming Series Trust

(Name of Registrant as Specified in its Charter)

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J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
245 Park Avenue, New York, New York 10167
Toll-Free (800) 480-4111

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the “Growth Fund”), a series of the J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”), of a new investment subadvisory agreement between J.P. Morgan Investment Management Inc. (“JPMIM”), the Growth Fund’s investment adviser, and ClariVest Asset Management LLC (“ClariVest”).

On December 8, 2006, JPMIM entered into a new subadvisory agreement with ClariVest pursuant to which ClariVest is engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as subadviser to the Growth Fund.

After careful consideration, on December 6, 2006, the Trust’s Board of Trustees approved and adopted the subadvisory agreement between JPMIM and ClariVest and determined that the terms and conditions of the subadvisory agreement between JPMIM and ClariVest is fair to, and in the best interests of, the Growth Fund and its shareholders.

As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Growth Fund, and the terms of the new subadvisory agreement with ClariVest.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call JPMorgan Funds at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President, JPMorgan Funds

[                ], 20[  ]

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
245 Park Avenue,
New York, New York 10167
Toll-Free (800) 480-4111

INFORMATION STATEMENT

This information statement is being furnished to shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the “Growth Fund”) of the J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”) in lieu of a proxy statement, pursuant to the terms of an exemptive order obtained by the Trust and JPMorgan Investment Management Inc. (“JPMIM”), the JPMorgan Multi-Manager Small Cap Growth Fund’s (the “Growth Fund”) investment adviser, from the Securities and Exchange Commission (the “SEC”).

The exemptive order permits JPMIM, subject to supervision and approval of the Trust’s Board of Trustees (the “Board”), to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable fund of the Trust. Pursuant to the exemptive order, shareholders will be notified of any changes in subadvisers and this information statement is being furnished to notify shareholders of the Growth Fund that on December 8, 2006, JPMIM entered into a new subadvisory agreement (the “ClariVest Subadvisory Agreement”) with ClariVest Asset Management LLC (“ClariVest”), pursuant to which ClariVest is engaged by JPMIM, with the approval of the Board, to serve as subadviser to the Growth Fund.

The Trust is composed of two separate funds which operate as distinct investment vehicles: the Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund. This information statement relates only to the Growth Fund. This information statement will be mailed on or about January __, 2007.

At a meeting of the Board on December 6, 2006, after careful consideration, the Board, including a majority of the Board who are not parties to the ClariVest Subadvisory Agreement or “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party (the “Disinterested Trustees”), determined that the terms and conditions of the ClariVest Subadvisory Agreement are fair to, and in the best interests of the Growth Fund and its shareholders and approved and adopted the ClariVest Subadvisory Agreement. The ClariVest Subadvisory Agreement is substantially the same as the other existing subadvisory agreements between JPMIM and the Growth Fund’s current subadvisers. A copy of the ClariVest Subadvisory Agreement is attached as Annex A to this information statement.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

For more information about the ClariVest Subadvisory Agreement and other matters contemplated by the ClariVest Subadvisory Agreement, please review this information statement and the ClariVest Subadvisory Agreement attached to it as Annex A.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS
AND JPMORGAN FUND COMPLEX

The Board consists of five trustees — Cheryl Ballenger, Jerry B. Lewis, John R. Rettberg, John F. Ruffle and Ken Whipple (each, a “Trustee” and together, the “Trustees”). The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2005, in the Growth Fund and each Trustee’s aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex:

Name of Trustee	Ownership of Multi-Manager Small Cap Growth Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Trustee in JPMorgan Fund Complex*
Non-Interested Trustee
Cheryl Ballenger	None	None
Jerry B. Lewis	None	None
John R. Rettberg	None	None
Ken Whipple	None	None

Interested Trustee
John F. Ruffle†	over $100,000**	over $100,000**

*	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies with 13 separate portfolios.

**	Securities valued as of December 31, 2005.

†	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

As of December 31, 2005, none of the non-interested Trustees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

As of December 31, 2005, the Trustees and officers as a group owned less than 1% of the shares of the Growth Fund.

Principal Holders

As of November 30, 2006, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Growth Fund.

Strafe & Co*	6.81%
BOIA-One Group Operations
1111 Polaris Parkway
P.O. Box 711234
Columbus OH 43271-0001

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

THE ADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Growth Fund, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a “Subadviser” and together, the “Subadvisers”), JPMIM manages the investment of the assets of the Growth Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Growth Fund. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees. JPMIM also provides certain administrative services to the Growth Fund.

The Advisory Agreement provides that JPMIM will not be protected against any liability to the Trust or the Growth Fund’s shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, New York 10167. JPMIM is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”).

Under separate agreements, JPMorgan Funds Management, Inc. provides certain financial, fund accounting and administrative services to the Trust and the Growth Fund, and JPMorgan Distribution Services Inc. provides distribution services to the Trust and the Growth Fund.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of Bank One Corporation with and into JPMorgan Chase & Co. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services that JPMIM provides to the Growth Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Growth Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Growth Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM under the Advisory Agreement, the Growth Fund has agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of the Growth Fund’s average daily net assets as specified in the Multi-Manager Funds Prospectus. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The table below sets forth the investment advisory fees paid or accrued by the Fund to JPMIM (waived amounts are in parentheses), for the fiscal period from July 1, 2005 to June 30, 2006 (amounts in thousands):

	Fiscal Year Ended June 30, 2006
Fund	Paid/ Accrued	Waived
Multi-Manager Small Cap Growth Fund	$1,420	N/A

Investment Process

The Growth Fund uses a “multi-manager” investment strategy. JPMIM allocates portions of the Growth Fund’s assets to several Subadvisers, who then manage their respective portions of the assets under the general supervision of JPMIM. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Oberweis Asset Management, Inc. (“Oberweis”) and BlackRock Capital Management, Inc. (“BCM”) have been engaged by JPMIM to serve as the Subadvisers to the Growth Fund.

JPMIM uses rigorous criteria to select Subadvisers with proven track records to manage a portion of the Growth Fund’s assets. In choosing the Subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the Subadvisers’ performance in various market conditions. By combining the strengths of different Subadvisers, the Growth Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. In addition to selecting the Subadvisers and allocating the Growth Fund’s assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Growth Fund. JPMIM reviews the Growth Fund’s portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

THE SUBADVISORY AGREEMENTS

Summary of Current Subadvisory Agreements

The subadvisory agreement entered into by JPMIM with UBS Global AM was approved by the Trustees, including a majority of the Disinterested Trustees, on January 21, 2003, and by the sole initial shareholder of the Growth Fund on February 14, 2003, and became effective on February 21, 2003. The subadvisory agreement entered into by JPMIM with Oberweis was approved by the Trustees, including a majority of the Disinterested Trustees, on September 7, 2004, and by the shareholders of the Growth Fund on December 15, 2004, and became effective on December 17, 2004. The subadvisory agreement entered into by JPMIM with BCM was approved by the Trustees, including a majority of the Disinterested Trustees, on September 13, 2006, and became effective on October 29, 2006.

The subadvisory agreements with UBS Global AM and Oberweis were renewed by the Trustees, including a majority of the Disinterested Trustees, on March 9–10, 2005. Each of the subadvisory agreements will continue in effect for a period of one year from the date of the anniversary of its execution, unless terminated sooner, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each subadvisory agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of each subadvisory agreement, no Subadviser is liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of such Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the subadvisory agreement.

Each of the Subadvisers is independent of JPMIM and discharges its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays the Subadvisers’ fees. UBS Global AM, a registered investment adviser, is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. Oberweis, located at 3333 Warenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing companies. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. James W. Oberweis is the President and a director and controlling shareholder of Oberweis. BCM is an indirect, wholly-owned subsidiary of BlackRock, Inc. As of October 1, 2006 Merrill Lynch Inc. holds 65 million common and preferred shares and has a 45% voting interest in BlackRock, Inc. and PNC Financial Services Group, Inc. indirectly holds approximately 34% of BlackRock Inc.’s common stock. BCM is headquartered in New York City and has offices in Boston, Chicago, Edinburgh, Florham Park, Hong Kong, Munich, San Francisco, Singapore, Sydney, Tokyo and Wilmington.

Each Subadviser is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by JPMIM to the Subadvisers for each Subadviser’s portion of the respective Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of each Subadviser’s portion of the Growth Fund.

The Trust expects that differences in investment returns among the portions of the Growth Fund managed by different Subadvisers will cause the actual percentage of the Growth Fund’s assets managed by each Subadviser to vary over time. In general, the Growth Fund’s assets once allocated to one Subadviser will not be reallocated (or “rebalanced”) to another Subadviser of the Growth Fund. However, JPMIM may reallocate assets from one Subadviser to another when deemed in the best interests of the Growth Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Growth Fund. In some instances, where a reallocation results in any rebalancing of the Growth Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Growth Fund with a relatively lower total return.

Subadvisory Agreement with ClariVest Asset Management LLC

JPMIM has engaged ClariVest as subadviser to the Growth Fund, pursuant to the ClariVest Subadvisory Agreement, a copy of which is attached hereto as Annex A. ClariVest is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. JPMIM will pay ClariVest a subadvisory fee of 0.55%, expressed as a percentage of the average daily net assets of ClariVest’s portion of the Growth Fund.

ClariVest, with principal offices at 11452 El Camino Real, Suite 250, San Diego, CA 92130, is a SEC registered investment adviser, founded March 9, 2006. Lovell Minnick Partners, a private equity firm, indirectly owns 30% of ClariVest and employees Stacy Nutt, David Pavan, Todd Wolter, David Vaughn, Frank Feng and Aerus Tran indirectly own 63% of ClariVest.

The allocation of the Growth Fund’s assets among UBS Global AM, Oberweis, BCM and ClariVest will be determined by JPMIM, subject to the review of the Trustees, in the best interests of the Growth Fund and its shareholders. The Trust expects that differences in investment returns among the portions of the Growth Fund to be managed by ClariVest and UBS Global AM, Oberweis and BCM will cause the actual percentage of the Growth Fund’s assets to be managed by ClariVest to vary over time.

ClariVest will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to ClariVest. The aggregate annual rates of the fees payable by JPMIM to ClariVest for ClariVest’s portion of the Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of ClariVest’s portion of the Growth Fund.

The ClariVest Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The ClariVest Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the ClariVest Subadvisory Agreement, ClariVest is not liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of ClariVest’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the ClariVest Subadvisory Agreement.

The table below illustrates the individuals who will serve as portfolio managers for the portion of Growth Fund assets allocated to ClariVest.

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND
Subadviser and Address	Year Founded/ Assets Under Management as of June 30, 2006	Portfolio Manager(s)	Employment Experience
Clarivest Asset Management LLC 11452 El Camino Real, Suite 250, San Diego, CA 92130	2006 $296.867 million	Stacey Nutt, Ph.D. Chief Executive Officer Portfolio Manager
Stacey Nutt is the Chief Executive Officer and portfolio manager at ClariVest. Prior to joining ClariVest in March of 2006 Mr. Nutt was a lead portfolio manager for the Systematic Group at Nicholas Applegate Capital Management, LLC. Prior to joining Nicholas Applegate in 1999 he was a Research Director at Vestek Systems, Inc.

Todd N. Wolter, CFA Portfolio Manager
Todd Wolter is a portfolio manager for U.S. small and small/mid cap portfolios. Prior to joining ClariVest in March of 2006, Mr. Wolter was a portfolio manager for the Systematic Group at Nicholas Applegate Capital Management, LLC. Prior to joining Nicholas Applegate in 2000 he was a risk analyst at Credit Suisse Asset Management.

The following tables provide information about the other accounts managed by the individuals who will serve as portfolio managers for the portion of Growth Fund assets allocated to ClariVest, if any, the structure of their compensation and their ownership of Growth Fund securities.

The table below shows information, as of June 30, 2006, regarding all accounts (excluding the Growth Fund) managed by each ClariVest portfolio manager.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stacey Nutt	None	None	None	None	6	$293,671,744
Todd N. Wolter	None	None	None	None	6	$293,671,744

The table below shows information as of June 30, 2006 on all accounts (excluding the Growth Fund) managed by each ClariVest portfolio manager that have advisory fees wholly or partly based on performance.

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stacey Nutt	None	None	None	None	None	None
Todd N. Wolter	None	None	None	None	None	None

Potential Conflicts of Interest

As shown in the above tables, the ClariVest portfolio managers may manage accounts in addition to the Growth Fund. The potential for conflicts of interest exist when a subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Growth Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

ClariVest has adopted policies and procedures to minimize such conflicts of interest to the extent possible. ClariVest’s allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account clients’ best interests. ClariVest will follow procedures designed to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients, including the following:

1.	The individual managing the trade will allocate the securities across the accounts, considering account size, diversification, cash availability, and other factors, including, where appropriate, the value of having a round lot in the portfolio.

2.	Orders for the same security entered on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) subject to the aggregation being in the best interests of all participating clients.

3.	When a trade is to be executed for an individual account and the trade is not in the best interests of other accounts, then the trade will only be performed for that account. This is true even if the Portfolio Managers believe that a larger size block trade would lead to best overall price for the security being transacted.

4.	In the event an order is “partially filled”, the allocation shall be made in the best interests of all the clients in the order, taking into account all relevant factors, including, but not limited to, the size of each client’s allocation, odd lots, price movement effects on cash requirements, clients’ liquidity needs and previous allocations. Normally, ClariVest seeks to ensure that accounts will get a pro-rata allocation based on the initial allocation.

5.	When ClariVest transacts in limited investment opportunities for advisory accounts, ClariVest takes into account cash availability and need, eligibility (per NASD Rule 2790), suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions.

Portfolio Manager Compensation

Compensation at ClariVest can be broken down into three components, the first of which is a base salary, which by industry standards tends to be modest in nature. Second is a bonus, which is allocated based upon an individual’s qualitative and quantitative contributions to firm profitability, the most significant of which is individual performance of a Portfolio Manager’s product(s). The size of the bonus pool itself will be based upon overall firm profitability. Third, for those employees with equity in the firm, there are K-1 distributions from the LLC. It is expected that all key employees will have equity ownership in the firm.

Ownership of Securities

The table below indicates the dollar range of securities of the Growth Fund beneficially owned by the ClariVest portfolio managers as of December 31, 2005, the Growth Fund’s most recent fiscal year end.

Aggregate Dollar Range of Securities in Fund

	None	$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Stacey Nutt	X
Todd N. Wolter	X

ClariVest Transaction and Brokerage Practices

It is ClariVest’s policy to always seek best execution for client securities transactions. ClariVest will not enter into soft dollar arrangements. ClariVest’s principal objective in selecting broker/dealers and entering client trades is to obtain best execution for clients’ transactions. As such, ClariVest will follow procedures to ensure that it is seeking to receive the best execution available on Growth Fund trades as there may be conflicts of interests that on occasion arise in the trading function. ClariVest recognizes that the analysis of execution quality involves a number of factors, both qualitative and quantitative. To consider all of these factors, ClariVest will follow a process in an attempt to ensure that its portfolio managers are seeking to obtain the most favorable execution under the prevailing circumstances when placing Growth Fund orders.

Executive Officers and Trustees of ClariVest Capital Management, Inc.

Information regarding the principal executive officers and directors of ClariVest is set forth below. ClariVest’ address is 11452 El Camino Real, Suite 250, San Diego, CA 92130. The address for each of the persons listed below, as it relates to his or her duties with ClariVest, is the same as that of ClariVest.

Name	Position with Advisor	Principal Occupation
Stacey Nutt	Chief Executive Officer, Portfolio Manager	Chief Executive Officer, Portfolio Manager
Jeff Jacobson	Chief Operations Officer, Chief Financial Officer	Chief Operations Officer, Chief Financial Officer
Tiffany Barzal	General Counsel, Chief Compliance Officer	General Counsel, Chief Compliance Officer

ClariVest was formed in 2006 by former employees of Nicholas-Applegate Capital Management, LLC (“NACM”). Litigation is pending between the principals of ClariVest (the “Principals”) and NACM relating to: (i) certain policies and procedures of NACM during the time it employed the Principals, (ii) events surrounding the termination of one of the Principals by NACM and the subsequent resignation by the remaining Principals and (iii) the establishment by the Principals of ClariVest. On April 3, 2006, the Principals filed a law suit against NACM in the Superior Court of California in the County of San Diego related to events surrounding the termination of Principals by NACM. The relief sought by the Principals includes actual, consequential and incidental losses and damages, attorneys’ fees, punitive damages and other relief deemed appropriate by the court. NACM filed a cross-complaint asserting causes of action against ClariVest and the Principals relating to the establishment of ClariVest by the Principals. The relief sought by NACM includes general and special damages, restitution, disgorgement of profits and/or reasonable royalties, punitive or exemplary damages, a preliminary and/or permanent injunction, interest, attorneys’ fees, a constructive trust and other relief deemed appropriate by the court. A trial date has been scheduled for December 7, 2007. None of the actions described above allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

Board Review of ClariVest Subadvisory Agreement

The ClariVest Subadvisory Agreement was approved by the Trustees, including a majority of the Disinterested Trustees, on December 6, 2006.

The Board of Trustees, at meetings held in person in September and December 2006, considered a proposal to approve a Subadvisory Agreement with ClariVest on behalf of the Growth Fund. The ClariVest Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the ClariVest Subadvisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on December 6, 2006.

In considering the ClariVest Subadvisory Agreement, the Trustees had before them information to evaluate the experience of ClariVest’ key personnel in portfolio management, the quality of services ClariVest is expected to provide to the Growth Fund, and the compensation proposed to be paid to ClariVest by JPMIM. The Trustees also considered the quality of the investment research capabilities of ClariVest, its financial resources and the other resources ClariVest would dedicate to performing services for the Growth Fund.

The Trustees reviewed the ClariVest Subadvisory Agreement, pursuant to which ClariVest will manage the Growth Fund’s assets allocated to it (the “Assets”) subject to the general supervision of the Trustees, in accordance with the Growth Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. ClariVest will make investment decisions for its Assets, place purchase and sale orders for portfolio transactions for its Assets, and employ professional portfolio managers and securities analysts to provide research services to its Assets. ClariVest will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Assets. In addition, ClariVest will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Growth Fund’s pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by ClariVest that have investment objectives, policies, and strategies substantially similar to those employed by ClariVest for the Growth Fund. The Board believes that the terms and conditions of the ClariVest Subadvisory Agreement are fair to, and in the best interests of the Growth Fund and its shareholders.

The Trustees noted that, while ClariVest was a relatively new company that commenced operations earlier in 2006, its portfolio management team had considerable experience managing small cap assets. The Trustees examined the portfolio management team’s historical performance and risk characteristics in the small-cap growth category against its benchmark index over the one year, three year, and five year periods ended September 30, 2006 as well as the period January 1, 2000 through September 30, 2006.

The Trustees further noted JPMIM’s role as the Adviser and its affiliate JPMorgan Funds Management, Inc.’s role as Administrator to the Growth Fund and their oversight of Subadvisers as such on behalf of the Growth Fund.

The Trustees also noted the pending litigation against ClariVest and its principals and consulted with Fund Counsel and Independent Trustee Counsel as to its potential implications for the Fund.

The Board determined that (i) the subadvisory services offered by ClariVest could reasonably be expected to complement the services provided by the Growth Fund’s other subadvisers in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of ClariVest’s portfolio management team was favorable on an absolute and relative basis, (iii) ClariVest’s portfolio management team has experience in managing investment company assets and that ClariVest’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by ClariVest are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-480-4111.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account.

The Trust’s distributor is JPMorgan Distribution Services Inc. The Trust’s administrator is JPMorgan Funds Management, Inc. The address of each of these entities is 245 Park Avenue, New York, New York 10167.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

ANNEX A

INVESTMENT SUB-ADVISORY AGREEMENT
between
J. P. MORGAN INVESTMENT MANAGEMENT INC.
and
CLARIVEST ASSET MANAGEMENT LLC

INVESTMENT SUBADVISORY AGREEMENT, effective as of the 9th day of December, 2006, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and ClariVest Asset Management LLC (“Subadviser”), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 21st day of January, 2003 (“Advisory Agreement”) with J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment.  Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser

A.    Investment Subadvisory Services.  Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and in compliance with such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions in its sole discretion for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.    Subadviser Undertakings.  In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)	provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities;

(iv)	provide reasonable assistance to the Adviser with respect to the Subadviser Assets in connection with the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.    Custodial Arrangements.

(i)	Custody of the Client’s assets will be maintained with the Custodian. The Adviser will be solely responsible for paying all fees or charges of the Custodian. All Adviser funds (both deposits and withdrawals), including the Subadviser Assets, must be sent/wired to the Custodian, not to Subadviser. The Adviser authorizes the Subadviser to give the Custodian instructions for the purchase and sale of any security included in the Subadviser Assets and to give the Custodian instructions related to corporate actions for the conversion, redemption, exchange or retention of any security, cash or cash equivalent or other investment for the Adviser. Subadviser is not, and shall not be construed to be, a Custodian of any of Adviser’s assets at any time and under any circumstances.

(ii)	The term “Custodian” for purposes of this Agreement shall mean the financial institution or institutions designated from time to time by the Adviser maintaining assets of the Adviser.

(iii)	The Adviser authorizes and directs the Subadviser to instruct the Custodian on the Adviser’s behalf to: (i) send the Adviser periodically a statement showing all transactions occurring on behalf of the Adviser during the period covered by the account statement and the funds, securities and other property of the Adviser at the end of the period; and (ii) provide the Subadviser with copies of all periodic statements and other reports that the Custodian sends to the Adviser.

C.    Expenses.  The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D.    Brokerage.  The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E.    Aggregation of Orders.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F.    Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.    Subadviser Compliance Responsibilities.  The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.    Proxy voting.  The Subadviser has retained Institutional Shareholder Services to assist with the voting of proxies. As a general matter, the Subadviser shall follow the recommendations of Institutional Shareholder Services and shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.    Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and of their affiliates which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.    Other Subadvisers.  With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K.    Portfolio Holdings.  The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy.

3.    Compensation of Subadviser.  The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.    Standard of Care.  The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.    Indemnification.

a.    The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b.    The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.    Non-Exclusivity.  The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.    Maintenance of Insurance.  During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.    Confidentiality.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, except for (a) any such disclosure which is authorized by the non-disclosing party,,(b) any such disclosure which is expressly required or requested by applicable law or by federal or state regulatory authorities or (c) any such disclosure to the disclosing party’s employees, third-party service providers, consultants, legal advisors or auditors having a need to know such nonpublic information, it being agreed that Subadviser shall inform such parties of the confidential nature of the nonpublic information and such parties shall be directed by Subadviser to keep the nonpublic information confidential in accordance with the terms of this Agreement. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.    Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.    The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.    The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.    Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.    The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10.    Representations of Adviser.  The Adviser represents, warrants, and agrees as follows:

A.    The Adviser acknowledges receipt of the Subadviser’s Form ADV Parts I and II more than 48 hours prior to the execution of this Agreement, and acknowledges receipt of the solicitor’s disclosure from Stellate Partners LLC.

B.    The Adviser has the authority to enter into and perform the services contemplated by this Agreement.

11.    Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser (i) in the event the SEC or other governmental authority has censured the Subadviser, placed limitations upon its activities, functions or operations, suspended or revoked its registration, if any, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to: (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports; and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.    Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.    Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.    Miscellaneous.

A.    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.    Change in Control.  The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its 25% members prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.    Captions.  The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.    Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.    Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.    Notices.  Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Stephen M. Benham, Fax (212) 648-1978.

All notices to Subadviser shall be sent to: ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130, Attention: Stacey Nutt and Tiffany Barzal, Fax (858) 480-2447.

G.    Risk Acknowledgement.  The Subadviser does not guarantee the future performance of the Subadviser Assets or any specific level of performance, or the success of any investment decision or strategy that the Subadviser may use. The Adviser understands that investment decisions made for the Adviser by the Subadviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.
Attest:	By: /s/ George C.W. Gatch
Managing Director (Title)
/s/ Stephen M. Benham	12/8/06 Date:
ClariVest Asset Management, LLC
Attest:	By: /s/ Tiffany Barzal
General Counsel, CCO (Title)
/s/ Jeff Jacobson	12/5/2006 Date:

Appendix A
Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

Fund	Rate
JPMorgan Multi-Manager Small Cap Growth Fund	0.55%